SEMIANNUAL Report

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                               [GRPAHIC OMITTED]


                         Patriot Select Dividend Trust

                               DECEMBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    -----------------------------------------

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                     President, Chief Operating Officer and
                            Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                       State Street Bank and Trust Company
                              225 Franklin Street
                           Boston, Massachusetts 02110

                           TRANSFER AGENT FOR AUCTION
                            MARKET PREFERRED SHARES
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: DIV

                           For shareholder assistance
                                refer to page 15
                  ------------------------------------------------

============================CHAIRMANS MESSAGE===================================

DEAR FELLOW SHAREHOLDERS:

         Nineteen ninety-eight was a year that gave even veteran financial market investors pause - and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds - considered a safer alternative to stocks - went on a roller coaster ride.

         One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

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[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive
Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

         As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments - in an effort to maximize investment returns.

         We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.


Sincerely,

/s/Edward J. Boudreau, Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

            By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                             Select Dividend Trust

                    Preferred stocks stage late-period rally;
                     utilities continue to post good results

The second half of 1998 started out as a trying time for preferred stocks, although they ended the period on a strong note. Because of their relatively fixed and high dividends, preferred stocks usually move in the same direction as other fixed-income investments, marching higher in price when interest rates decline and lower when rates rise. But despite quickly falling interest rates - courtesy of three interest-rate cuts by the Federal Reserve Board - and a robust U.S. Treasury bond market, preferred stocks suffered early on over persistent worries that corporate earnings and profitability would slow. In the final weeks of the period, however, there was relatively good news on the earnings front and preferred stocks staged an impressive rally in response. In addition, a large electric company redeemed a major portion of its outstanding preferred stock, thereby reducing the overall supply of preferreds.

         Utility common stocks, a growing emphasis of the Fund, enjoyed strong performance. The devaluation of Russia's currency, persistent concern about Japan's ability to stem an expanding regional recession, the collapse of a giant hedge fund, President Clinton's impending impeachment proceedings and increased stock market volatility all conspired to prompt investors to seek safe-haven investments - including utility common stocks - in the early months of the Fund's six-month period. In addition, with fears that the economy was slowing, utility stocks were in stronger demand because electricity, water, natural gas and phone service are viewed as relatively recession-proof areas. In the final months of 1998, however, utility stocks were somewhat flat because investors gravitated back to higher-growth segments of the market.

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[A 3 1/2" x 2" photo at bottom right side of page of John Hancock Patriot Select
Dividend Trust. Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
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"Utility common stocks... enjoyed strong performance."

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

"Our biggest disappointments came from the energy sector."

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[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into four sections (from top to left): Short-Term Investments & Other 2%, Industrials 8%, Financials 21% and Utilities 69%. A note below the chart reads "As a percentage of net assets on December 31, 1998."]
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Performance and strategy review
For the six months ended December 31, 1998, John Hancock Patriot Select Dividend Trust had a total return of 9.98%, at net asset value. For the same period, the Dow Jones Utilities Average - which tracks the performance of 15 electric and natural gas companies - returned 18.81%.

         Throughout the period, we added to our stake in utility preferred and common stocks, with the bulk of our purchases occurring when their prices were weak in July and August. By the end of the period, utility stocks made up 69% of the Fund's net assets, up from 67% six months earlier.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is New England Electric System followed by an up arrow with the phrase "Proposed takeover by National Grid." The second listing is Fleet Financial Group followed by an up arrow with the phrase "Domestic focus spurs optimism." The third listing is Anadarko Petroleum followed by a down arrow with the phrase "Falling oil prices." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

         We kept the large majority of the Fund's preferred stocks in securities eligible for the dividends-received deduction (DRD), which have benefited from the fact that demand has outstripped supply throughout most of the 1990s. The strong demand for DRDs stems from the fact that they offer tax advantages to the corporations that invest in them. Although the supply of DRD-eligible securities continued to contract during the most recent six-month period, demand was rather tepid and these securities languished as a result. Even so, we retained our holdings in DRD securities because we believe that demand will firm up and once again outstrip a dwindling supply, providing positive underpinnings for our holdings. When Commonwealth Edison redeemed a large portion of its outstanding DRD securities in very late December, we saw it as evidence that the supply of DRD-eligible securities was on the decline.

Utilities higher;  energy lags
Our utility holdings provided us with our biggest winners during the period. New England Electric System's stock performed extremely well when U.K.-based National Grid announced it would take over the company. Dominion Resources - the parent company of Virginia Electric & Power -- also performed well, thanks to a combination of a favorable regulatory environment and the sale of its United Kingdom electric subsidiary at an attractive profit. Houston Industries also posted strong gains generated by the Houston area's extremely hot summer and unusually high demand for electricity to run air conditioning.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 9.98% total return for John Hancock Patriot Select Dividend Trust. The second bar represents the 18.81% total return for Dow Jones Utilities Average. A note below the chart reads "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utilities Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

         Our biggest disappointments came from the energy sector. Anadarko Petroleum was hurt by the collapse in oil prices to near 12-year lows. But we held on to the stock because we believe that oil prices may be near a bottom and because our Anadarko holdings are relatively high-quality, DRD-eligible securities that provide the Fund with an attractive yield. Our Anadarko investments also have good call protection, which shields us for a stated period of time from having to surrender higher-yielding securities to issuers prematurely, forcing us to reinvest the proceeds at lower prevailing interest rates.

         Our financial stocks proved a mixed bag. Fleet Financial Group performed well thanks primarily to its almost exclusive focus on U.S. customers. Despite leading their preferred counterparts in the first half of 1998, financial companies including Lehman Brothers Holdings and Bear Stearns Companies stumbled in the third quarter of the year, when investors worried about the extent of losses sustained from exposure to Russian debt, hedge funds and other weak investments. Although they staged a partial rebound in the fourth quarter, Lehman and Bear Stearns weren't able to recoup all of their previous losses. Even though they were short-term disappointments, we remain optimistic about their longer-term prospects given their attractive yields, DRD-eligibility and good call protection.

Outlook

In our view, inflation won't be a problem in 1999 and the Federal Reserve Board will most likely keep a bias toward lowering interest rates in its bid to keep the U.S. and the world on a steady path toward economic growth. Even though they weren't much help to preferreds in the final months of 1998, we think falling interest rates will provide a favorable backdrop for preferreds in 1999. What held preferred stocks back last year was that they were in fairly abundant supply, and that situation had begun to taper off by year end. Looking out on the new year, there doesn't appear to be a whole lot of new supply coming to market in the early months. Another factor behind preferred stocks' malaise in 1998 was concern about the earnings prospects for brokers and energy companies. Given that the earnings news for brokers actually has been quite good and that pockets of enthusiasm for energy-company earnings have recently developed, those concerns seem mostly behind us for now. Lower interest rates also should be a positive for utility companies, because they often are able to reduce their borrowing costs by refinancing debt. In addition, we think that utility companies will benefit from the very low price of many types of energy, since fuel is one of their largest expenses.

"In our view, inflation won't be a problem in 1999..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1998 (Unaudited)
-----------------------------------------------
Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $155,079,189) .......................   $166,324,869
  Common stocks (cost - $58,607,658) ...........................     73,428,918
  Short-term investments (cost - $1,229,023) ...................      1,229,023
                                                                   ------------
                                                                    240,982,810
 Dividends receivable ..........................................        975,415
 Other assets ..................................................         27,709
                                                                   ------------
                         Total Assets ..........................    241,985,934
                         ------------------------------------------------------

Liabilities:
 AMPS dividend payable .........................................        243,248
 Common Share dividend payable .................................         95,752
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        222,410
 Accounts payable and accrued expenses .........................         51,826
                                                                   ------------
                         Total Liabilities .....................        613,236
                         ------------------------------------------------------

Net Assets:
 Auction  Market  Preferred  Shares  Stock
 Series A (AMPS) - Without  par value,
 unlimited number of shares of beneficial
 interest authorized, 700 shares issued,
 liquidation preference of $100,000
 per share - Note A.............................................     70,000,000
                                                                   ------------
 Common  Shares - Without  par value,
  unlimited  number of shares of  beneficial
  interest authorized, 9,885,027 shares
  issued and outstanding........................................    140,538,208
 Accumulated net realized gain on investments ..................      4,558,484
 Net unrealized appreciation of investments ....................     26,069,279
 Undistributed net investment income ...........................        206,727
                                                                   ------------
Net Assets Applicable to Common Shares:
 ($17.34 per share based on 9,885,027
  shares outstanding) ..........................................    171,372,698
                                                                   ------------
                      Net Assets ...............................   $241,372,698
                      ==========================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends .....................................................     $7,564,153
 Interest ......................................................         78,393
                                                                   ------------
                                                                      7,642,546
                                                                   ------------
Expenses:
 Investment management fee - Note B ............................        956,938
 Administration fee - Note B ...................................        179,426
 AMPS and auction fees .........................................         88,772
 Custodian fee .................................................         31,716
 Auditing fee ..................................................         25,520
 Printing and postage ..........................................         20,390
 Miscellaneous .................................................         20,224
 Transfer agent fee ............................................         16,474
 Trustees' fees ................................................          8,236
 Legal fees ....................................................            959
                                                                   ------------
                        Total Expenses .........................      1,348,655
                        -------------------------------------------------------
                        Net Investment Income ..................      6,293,891
                        -------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold .........................      1,458,849
 Change in net unrealized appreciation/depreciation
  of investments ...............................................      2,554,174
                                                                   ------------
                        Net Realized and Unrealized
                        Gain on Investments ....................      4,013,023
                        -------------------------------------------------------

                        Net Increase in Net Assets
                        Resulting from Operations ..............     10,306,914
                        =======================================================

                        Distribution to AMPS
                        Shareholders ...........................     (1,584,180)
                        -------------------------------------------------------

                        Net Increase in Net Assets
                        Applicable to Common
                        Shareholders Resulting from
                        Operations Less AMPS
                        Distributions ..........................     $8,722,734
                        =======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                   SIX MONTHS ENDED
                                                                                YEAR ENDED         DECEMBER 31, 1998
                                                                               JUNE 30, 1998         (UNAUDITED)
                                                                             ----------------     -------------------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .....................................................   $13,617,219          $6,293,891
 Net realized gain on investments sold .....................................     4,453,059           1,458,849
 Change in net unrealized appreciation/depreciation of investments .........    11,609,254           2,554,174
                                                                             -------------        -------------
      Net Increase in Net Assets Resulting from Operations .................    29,679,532          10,306,914
                                                                             -------------        -------------
Distributions to Shareholders:
 AMPS ($4,143 and $2,263 per share, respectively) - Note A .................    (2,900,356)         (1,584,180)
 Common Shares - Note A
   Dividends from net investment income
   ($1.2371 and $0.6185 per share, respectively) ...........................   (12,228,627)         (6,114,268)
                                                                              -------------       -------------
       Total Distributions to Shareholders .................................   (15,128,983)         (7,698,448)
                                                                              -------------       -------------
Net Assets:
 Beginning of period .......................................................   224,213,683          238,764,232
                                                                              -------------       -------------
 End of period (including undistributed net investment income of
 $1,611,284 and $206,727, respectively).....................................  $238,764,232         $241,372,698
                                                                              =============       =============

Analysis of Common Shareholder Transactions:

                                                                                                 SIX MONTHS ENDED
                                                                           YEAR ENDED           DECEMBER 31, 1998
                                                                          JUNE 30, 1998            (UNAUDITED)

                                                                    SHARES          AMOUNT       SHARES        AMOUNT
                                                                  -----------   ------------   ----------   ------------
Shares outstanding, beginning of period........................    9,885,027    $139,427,509   9,885,027    $140,538,208
Reclassification of net realized long-term gains retained on investments sold
 (net of federal income taxes of $643,352 and none,
   respectively) - Note A......................................        -           1,194,797       -             -
Reclassification of capital accounts...........................        -             (84,098)      -             -
                                                                  -----------   -------------  ----------   ------------
Shares outstanding, end of period                                  9,885,027    $140,538,208   9,885,027    $140,538,208

                                                                  ===========   =============  ==========   ============


The Statement of Chnages in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expensive, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                   YEAR ENDED JUNE 30,             SIX MONTHS ENDED
                                                                       __________________________________________ DECEMBER 31, 1998
                                                                       1994      1995      1996     1997     1998    (UNAUDITED)

Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..............................  $17.33    $13.17    $14.56    $15.05    $15.60      $17.07
                                                                      ------    ------    ------    ------    ------      ------
 Net Investment Income .............................................    1.34      1.62      1.50      1.42      1.38        0.64
 Net Realized and Unrealized Gain (Loss) on Investments ............   (3.47)     1.31      0.53      0.65      1.62        0.41
                                                                      ------    ------    ------    ------    ------      ------
  Total from Investment Operations .................................   (2.13)     2.93      2.03      2.07      3.00        1.05
                                                                      ------    ------    ------    ------    ------      ------
 Less Distributions:
 Dividends to AMPS Shareholders ....................................   (0.22)    (0.30)    (0.30)    (0.28)    (0.29)      (0.16)
 Distributions to Common Shareholders from Net Investment Income ...   (1.30)    (1.24)    (1.13)    (1.24)    (1.24)      (0.62)
 Distributions to Common Shareholders from Net Realized Short-Term
  Gain on Investments ..............................................   (0.51)      --      (0.11)      --        --          --
                                                                      ------    ------    ------    ------    ------      ------
  Total Distributions ..............................................   (2.03)    (1.54)    (1.54)    (1.52)    (1.53)      (0.78)
                                                                      ------    ------    ------    ------    ------      ------
 Net Asset Value, End of Period ....................................  $13.17    $14.56    $15.05    $15.60    $17.07      $17.34
                                                                      ======    ======    ======    ======    ======      ======
 Per Share Market Value,  End of Period............................. $12.750   $13.875   $14.250   $14.313   $15.500     $15.625
 Total  Investment Return at Market Value .......................... (21.60%)   19.73%    11.83%     9.38%    17.26%       4.80%(5)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares,  End  of  Period
  (000s  omitted) ..................................................$130,157  $143,914  $148,731  $154,214  $168,764    $171,373
 Ratio of Expenses to Average Net Assets (1)........................   1.88%     1.96%     1.85%     1.81%     1.68%       1.60%(6)
 Ratio of Net  Investment  Income to Average Net Assets (2).........   8.44%    12.20%    10.00%     9.33%     8.38%       7.46%(6)
 Portfolio Turnover Rate............................................     39%      107%       49%       47%       41%         10%

Senior Securities
 Total AMPS  Outstanding  (000s omitted) ........................... $70,000   $70,000   $70,000   $70,000   $70,000     $70,000
 Asset Coverage per Unit (3)........................................$285,137  $305,754  $306,112  $318,281  $338,876    $340,297
 Involuntary Liquidation Preference per Unit (4)....................$100,000  $100,000  $100,000  $100,000  $100,000    $100,000
 Approximate Market Value per Unit (4)..............................$100,000  $100,000  $100,000  $100,000  $100,000    $100,000

(1) Ratios calculated on the basis of expenses applicable to the common and preferred shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.30%, 1.29%, 1.25% 1.24%, 1.18% and 1.13%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.83%, 7.96%, 6.79%, 6.36%, 5.86% and 5.26%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Not annualized.
(6) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

Schedule of Investments
December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Select Dividend Trust on December 31, 1998. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                  MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES      VALUE
-------------------                          ----------------      -----

PREFERRED STOCKS
Agricultural Operations (1.69%)
 Ocean Spray Cranberries, Inc., 6.25%,
  Ser A  (R) ..............................       40,000        $ 4,082,000
                                                                -----------
Automobile/Trucks (2.01%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ................      170,000          4,845,000
                                                                -----------
Banks - Foreign (0.64%)
 Australia and New Zealand Banking Group
  Ltd., 9.125% (Australia) ................       55,000          1,536,562
                                                                -----------
Banks - United States (6.71%)
 ABN AMRO North America, Inc., 6.59%,
  Ser H (R) ...............................        2,000          2,150,000
 Chase Manhattan Corp., 10.84%,
  Ser C ...................................       77,300          2,290,013
 Fleet Financial Group, Inc., 6.75%,
  Ser VI ..................................      119,000          6,604,500
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares .......................      165,000          4,393,125
 Republic New York Corp., $2.8575 .........       15,000            759,375
                                                                -----------
                                                                 16,197,013
                                                                -----------
Broker Services (7.49%)
 Bear Stearns Companies, Inc., 5.49%,
  Ser G ...................................       42,500          1,923,125
 Bear Stearns Companies, Inc., 6.15%,
  Ser E ...................................       66,500          3,349,937
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ................       40,000          1,793,125
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ...................................      100,000          4,653,125

                                                                  MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES      VALUE
-------------------                          ----------------      -----

Broker Services (continued)
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ................       89,700        $2,780,700
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares .......................       66,000         3,580,500
                                                               -----------
                                                                18,080,512
                                                               -----------
Diversified Operations (0.30%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ...............................       25,000           717,188
                                                               -----------
Finance (5.31%)
 Citigroup, Inc., 6.213%,
  Ser G ...................................       44,000         2,332,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ................       92,400         4,943,400
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ................      165,000         4,444,687
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract .........       41,700         1,110,262
                                                               -----------
                                                                12,830,349
                                                               -----------
Leasing Companies (1.13%)
 AMERCO, 8.50%,
  Ser A ...................................      105,000         2,730,000
                                                               -----------
Oil & Gas (4.78%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares .......................       50,348         4,506,146
 Lasmo America, Ltd., 8.15% (R) ...........       20,000         2,000,000
  PennzEnergy Co., 6.49%, Ser A ...........       50,000         5,018,750
                                                               -----------
                                                                11,524,896
                                                               -----------
Utilities (38.85%)
 Alabama Power Co., 5.20% .................      210,000         5,250,000
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 ................................       10,000         1,135,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ................................       40,000         4,745,000
 Boston Edison Co., 4.25% .................       40,951         3,291,437
 Commonwealth Edison Co., $8.38 ...........       44,700         4,534,256
 Commonwealth Edison Co., $8.40,
  Ser A ...................................       25,110         2,569,067
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ...................................      183,500        10,000,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

                                                                  MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES      VALUE
-------------------                          ----------------      -----

Utilities (continued)
 Entergy Gulf States Capital I, 8.75%,
  Ser A ...................................       87,100        $2,226,494
 Florida Power & Light Co., 6.75%,
  Ser U ...................................       25,000         2,845,313
 Hawaiian Electric Industries
  Capital Trust I, 8.36% ..................       50,000         1,318,750
 Indianapolis Power & Light Co., 5.65% ....       15,000         1,621,875
 MCN Michigan, L.P., 9.375%,
  Ser A ...................................       50,000         1,275,000
 Massachusetts Electric Co., 6.99% ........       13,500         1,555,031
 Monongahela Power Co., 7.73%,
  Ser L ...................................       44,000         5,230,500
 Montana Power Co., $6.875 ................       36,500         4,174,687
 NIPSCO Capital Markets, Inc., 7.75%,
  Ser A ...................................       32,000           814,000
 PSI Energy, Inc., 6.875% .................       48,000         5,454,000
 Public Service Electric & Gas Co., 6.92%         14,625         1,663,594
 Puget Sound Energy, Inc., 7.45%,
  Ser II ..................................      165,140         4,623,920
 Sierra Pacific Power Capital I, 8.60% ....       30,000           781,875
 Sierra Pacific Power Co., 7.80%,
  Ser 1 (Class A) .........................      183,600         5,301,450
 South Carolina Electric & Gas Co., 6.52%         50,000         5,756,250
 Southern Union Financing I, 9.48% ........       59,000         1,497,125
 TDS Capital Trust I, 8.50% ...............       54,000         1,356,750
 Texas Utilities Electric Co., $1.805,
 Dep Shares, Ser B ........................       67,281         1,795,562
 Texas Utilities Electric Co., $1.875,
 Dep Shares, Ser A ........................      102,000         2,766,750
 Texas Utilities Electric Co., $7.98 ......       29,200         3,390,850
 UtiliCorp Capital, L.P., 8.875%,
  Ser A ...................................       70,000         1,820,000
 Virginia Electric & Power Co., $6.98 .....       10,500         1,195,688
 Virginia Electric & Power Co., $7.05 .....       10,000         1,143,750
 Washington Water Power Co., $1.24
  Ser L ...................................      136,600         2,646,625
                                                               -----------
                                                                93,781,349
                                                               -----------
         TOTAL PREFERRED STOCKS
         (Cost $155,079,189) ..............      (68.91%)      166,324,869
                                                 --------      -----------

                                                                  MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES      VALUE
-------------------                          ----------------      -----

COMMON STOCKS
Utilities (30.42%)
 BEC Energy ...............................       70,000        $2,883,125
 Cinergy Corp. ............................       45,000         1,546,875
 Conectiv, Inc. (Class A) .................       50,500         1,994,750
 Conectiv, Inc. ...........................       99,500         2,437,750
 Consolidated Edison, Inc. ................       50,000         2,643,750
 DPL, Inc. ................................      237,000         5,125,125
 DTE Energy Co. ...........................       46,900         2,010,838
 Dominion Resources, Inc. .................       39,000         1,823,250
 Eastern Enterprises ......................       29,900         1,308,125
 Edison International .....................       58,000         1,616,750
 Hawaiian Electric Industries, Inc. .......       19,400           780,850
 Houston Industries, Inc. .................       94,700         3,042,237
 Interstate Energy Corp. ..................      114,000         3,676,500
 K N Energy, Inc. .........................       25,000           909,375
 KeySpan Energy ...........................      141,000         4,371,000
 LG&E Energy Corp. ........................       42,000         1,189,125
 MCN Energy Group, Inc. ...................       80,000         1,525,000
 MidAmerican Energy Holdings Co. ..........      209,500         5,630,313
 Montana Power Co. ........................       88,400         5,000,125
 Nevada Power Co. .........................       75,000         1,950,000
 New England Electric System ..............       53,000         2,550,625
 OGE Energy Corp. .........................       80,000         2,320,000
 PacifiCorp ...............................       54,000         1,137,375
 Potomac Electric Power Co. ...............       92,800         2,441,800
 Public Service Enterprise Group, Inc. ....       15,000           600,000
 Puget Sound Energy, Inc. .................      215,500         6,007,063
 Sempra Energy ............................       72,648         1,843,443
 Southern Co. .............................       42,000         1,220,625
 UtiliCorp United, Inc. ...................       75,000         2,751,562
 Williams Cos., Inc. ......................       35,000         1,091,562
                                                               ------------
         TOTAL COMMON STOCKS
         (Cost $58,607,658) ...............      (30.42%)       73,428,918
                                               -----------     ------------

                                  INTEREST      PAR VALUE
                                    RATE      (000s OMITTED)

SHORT-TERM INVESTMENTS
Commercial Paper (0.51%)
 Chevron USA, Inc.,
  Due 01-04-99 ................    4.80%          $1,230         1,229,023
                                                              ------------
         TOTAL SHORT-TERM INVESTMENTS             (0.51%)        1,229,023
                                               ------------   ------------
                    TOTAL INVESTMENTS            (99.84%)      240,982,810
                                               ------------   ------------
    OTHER ASSETS AND LIABILITIES, NET             (0.16%)          389,888
                                               ------------   ------------
                     TOTAL NET ASSETS           (100.00%)     $241,372,698
                                               ============   ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,232,000 or 3.41% of net assets as of December 31, 1998.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.











                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS.========================

               John Hancock Funds - Patriot Select Dividend Trust


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940.

   Significant accounting policies of the Fund are as follows:
VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

   Effective June 1,1998, the Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.99% to 4.30% during the period ended December 31, 1998.

         The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT  FEE AND  TRANSACTIONS
WITH  AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

==========================NOTES TO FINANCIAL STATEMENTS.========================

               John Hancock Funds - Patriot Select Dividend Trust

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,339.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1998, aggregated $27,168,298 and $23,373,155, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1998.

         The cost of investments owned at December 31, 1998 (including the short-term investments) for federal income tax purposes was $214,915,870. Gross unrealized appreciation and depreciation of investments aggregated $28,536,082 and $2,469,142, respectively, resulting in net unrealized appreciation of $26,066,940.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

INVESTMENT OBJECTIVE AND POLICY

The Fund's  investment  objective is to provide high current  income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of
dividend-paying   preferred   and   common   equity   securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND  REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR  2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Select
Dividend Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

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